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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): November 8, 2001


                           GENEVA STEEL HOLDINGS CORP
               (Exact Name of Registrant as Specified in Charter)

                     DELAWARE                         0-31020                      87-0065504
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
            (State or Other Jurisdiction            (Commission                   (IRS Employer
                 of Incorporation)                  File Number)               Identification No.)
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        10 SOUTH GENEVA ROAD, VINEYARD, UT                     84058
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     (Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code:              (801) 227-9000


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.   OTHER EVENTS.

        On November 14, 2001, Geneva Steel Holdings Corp (the "Company") issued the press release attached hereto as Exhibit 99.1 regarding the Company's plans to temporarily shutdown most of its production operations, as well as a description of the forbearance agreement and amendment with respect to the Company's revolving credit facility.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) Exhibits.

        The Exhibits listed on the Exhibit Index of this Form 8-K is filed herewith.




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                                   SIGNATURES

            Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      GENEVA STEEL HOLDINGS CORP
                                      (Registrant)

Date: November 14, 2001         By:    /s/ Stephen M. Bunker
                                       ---------------------------------
                                       Stephen M. Bunker
                                       Vice President of Finance and Treasurer



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                                  EXHIBIT INDEX

99.1    Press release issued by the Company on November 14, 2001.

99.2    Forbearance Agreement and Amendment to Credit Agreement dated as of
        November 8, 2001, among Geneva Steel LLC as Borrower and the Lenders and
        Issuers and Citicorp USA, Inc., as Agent.


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